UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 25, 2015
__________________
THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, N.W., Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
During the first quarter of fiscal 2015, The Home Depot, Inc. (the "Company") changed its accounting policy for shipping and handling costs from the Company's stores, locations or distribution centers to customers and for online fulfillment center costs. Under the new accounting policy, these costs are included in Cost of Sales, whereas they were previously included in Operating Expenses. Including these expenses in Cost of Sales better aligns these costs with the related revenue in the gross profit calculation. Certain amounts in prior fiscal years have been reclassified to conform with the presentation adopted in the current fiscal year.
The Company is filing this Current Report on Form 8-K to update its Annual Report on Form 10-K for the fiscal year ended February 1, 2015 filed with the Securities and Exchange Commission (the "SEC") on March 26, 2015 (the "2014 Form 10-K"), to present the revised Consolidated Statements of Earnings resulting from the change in accounting policy. This reclassification had no impact on Net Sales, Operating Income, Net Earnings or Earnings per Share.
The following Notes to the Consolidated Financial Statements, in Part II, Item 8, "Financial Statements and Supplementary Data" of the 2014 Form 10-K have been added to or retrospectively adjusted from the previous presentation:
•Note 1: Summary of Significant Accounting Policies
•Note 2: Change in Accounting Policy
•Note 15: Quarterly Financial Data (Unaudited)
The change in accounting policy had no material effect on the Company’s historical consolidated financial condition, results of operations or cash flows for any of the respective periods, and the recast consolidated financial statements contained in Exhibit 99.1 hereto do not represent a restatement of the Company’s previously issued consolidated financial statements that were included in the 2014 Form 10-K.
Except as specifically noted herein and in the attached exhibits, this Current Report on Form 8-K does not reflect events or developments that occurred after March 26, 2015 and does not modify or update the disclosures in any significant way other than as described above and set forth in the exhibits hereto. Without limiting the foregoing, this filing does not purport to update or amend the information contained in the 2014 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring or known to management. More current information is contained in the Company's Forms 10-Q for the periods ended May 3, 2015 and August 2, 2015 and other filings with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2014 Form 10-K. Revisions to the 2014 Form 10-K included in this Current Report on Form 8-K as noted above supersede the corresponding portions of the 2014 Form 10-K.

Item 9.01.     Financial Statements and Exhibits.

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Revised Consolidated Financial Statements and Notes to the Consolidated Financial Statements included in Part II, Item 8. Financial Statements and Supplementary Data, from the 2014 Form 10-K.
101
The following revised financial information from the Annual Report on Form 10-K for the fiscal year ended February 1, 2015, formatted in XBRL (Extensible Business Reporting Language) and filed electronically herewith: (i) the Consolidated Balance Sheets; (ii) the Consolidated Statements of Earnings; (iii) the Consolidated Statements of Comprehensive Income; (iv) the Consolidated Statements of Stockholders' Equity; (v) the Consolidated Statements of Cash Flows; and (vi) the Notes to the Consolidated Financial Statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

By:	/s/ Carol B. Tomé
Name:	Carol B. Tomé
Title:	Chief Financial Officer and Executive Vice President – Corporate Services
Date: August 24, 2015

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Revised Consolidated Financial Statements and Notes to the Consolidated Financial Statements included in Part II, Item 8. Financial Statements and Supplementary Data, from the 2014 Form 10-K.
101
The following revised financial information from the Annual Report on Form 10-K for the fiscal year ended February 1, 2015, formatted in XBRL (Extensible Business Reporting Language) and filed electronically herewith: (i) the Consolidated Balance Sheets; (ii) the Consolidated Statements of Earnings; (iii) the Consolidated Statements of Comprehensive Income; (iv) the Consolidated Statements of Stockholders' Equity; (v) the Consolidated Statements of Cash Flows; and (vi) the Notes to the Consolidated Financial Statements.

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